                             SUBSCRIPTION AGREEMENT

THE SHARES OF COMMON STOCK BEING SUBSCRIBED FOR PURSUANT TO THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH STATE LAWS AS MAY BE APPLICABLE, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THIS INVESTMENT IS SUBJECT TO CERTAIN RISKS. SEE RISK FACTORS IN THE DISCLOSURE STATEMENT DATED DECEMBER 21, 2000, A COPY OF WHICH YOU HAVE ALREADY RECEIVED.

                             SUBSCRIPTION AGREEMENT
                             ----------------------

         SUBSCRIPTION AGREEMENT (the "Agreement") between NCO Portfolio Management, Inc. (the "Company") and the purchaser identified on the signature page hereto (the "Subscriber").

                                   BACKGROUND
                                   ----------

         Subscriber desires to purchase, and the Company desires to sell [2.667%] shares of the Common Stock of the Company (the "Shares"), upon the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. Subscription for Shares; Purchase Price.
   ----------------------------------------

         (a) Subscriber hereby subscribes for and agrees to purchase [2.667%] Shares at an aggregate purchase price of $2,000,000 (the "Purchase Price") and acknowledges receipt of the Disclosure Statement.

         (b) Subscriber encloses herewith a check payable to the order of "NCO Portfolio Management, Inc." in an amount equal to the Purchase Price.

         (c) By executing this Agreement, the Subscriber acknowledges that the Subscriber has been informed of various matters relating to the Company, including but not limited to, the Risk Factors described in the Disclosure Statement.

2. Representations and Warranties as to Suitability Standards.
   -----------------------------------------------------------

         Subscriber hereby represents and warrants that:

         (a) Subscriber has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of the prospective investment in the Company and of protecting his own interests in connection therewith;

         (b) Subscriber is acquiring the Shares for Subscriber's own account, not on behalf of other persons, and for investment and not with a view to resale or distribution;

         (c) Subscriber can bear the economic risk of losing Subscriber's entire investment;

         (d) Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to Subscriber's net worth, Subscriber's investment in the Shares will not cause such overall commitment to become excessive, and the investment is suitable for Subscriber when viewed in light of Subscriber's other securities holdings and Subscriber's financial situation and needs;

         (e) Subscriber has adequate means of providing for Subscriber's current needs and personal contingencies;

         (f) Subscriber recognizes that the Company is newly formed and that any investment in the Company involves substantial risk, and Subscriber has evaluated and fully understands all risks in Subscriber's decision to purchase Shares hereunder;

         (g) Subscriber understands that the offer and sale of the Shares have not been submitted to, reviewed by, nor have the merits of this investment been endorsed or approved by any state or federal agency, commission, authority or self regulatory organization;

         (h) Subscriber understands the business in which the Company is engaged;

         (i) Subscriber is a citizen of the United States, at least eighteen
(18) years of age and a bona fide resident and domiciliary (not a temporary or transient resident) of the state indicated on the signature page hereof and Subscriber has no present intention of becoming a resident of any other state or jurisdiction;

         (j) Subscriber meets any special suitability standards applicable to Subscriber's state of residence or domicile.

         (k) Subscriber is an "Accredited Investor" as such term is defined in Rule 501 of Regulation D under the Securities Act of 1993, as amended (the "Securities Act"), which definition is set forth on Exhibit "A" attached hereto.

         (l) All of the written information pertaining to the Subscriber which the Subscriber has heretofore furnished to the Company, and all information pertaining to the Subscriber which is set forth in this Agreement, is correct and complete as of the date hereof and, if there should be any material change in such information hereafter, the Subscriber shall promptly furnish such revised or corrected information to the Company. Subscriber otherwise meets any special suitability standards applicable to the Subscriber's state of residence.

3. Transfer Restrictions.
   ---------------------

         (a) Subscriber represents that he understands that the sale or transfer of the Shares are restricted and that:

                  (i) The Shares have not been registered under the Securities Act or the laws of any other jurisdiction by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws, and that the Company's reliance on such exemptions is predicated on the accuracy and completeness of the Subscriber's representations, warranties, acknowledgements and agreements herein. The Shares cannot be sold or transferred by Subscriber unless subsequently registered under applicable law or an exemption from registration is available. The Company is not required to register the Shares or the Shares or to make any exemption from registration available;

                  (ii) The right to sell or transfer any of the Shares will be restricted as described in this Agreement which include restrictions against sale or transfer in violation of applicable securities laws, the requirement that an opinion of counsel be furnished that any proposed sale or transfer will not violate such laws and other restrictions and requirements; and

                  (iii) Subscriber may not be able to sell the Shares. Accordingly, the Subscriber must bear the economic risk of Subscriber's investment for an indefinite period of time.

         (b) Subscriber agrees that he will not offer to sell, sell or transfer the Shares or any part thereof or interest therein without registration under the Securities Act and applicable state securities laws or without providing to the Company an opinion of counsel acceptable to the Company that such offer, sale or transfer is exempt from registration under the Securities Act and under applicable state securities laws.

         (c) The Subscriber acknowledges that the certificates representing the Shares may bear the following legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. The shares may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel for the Company that the proposed transaction will be exempt from such registration."

         Subscriber further acknowledges that the Company reserves the right to place a stop order against the certificate representing the Shares and to refuse to effect any transfers thereof in the absence of an effective registration statement with respect to the Shares or in the absence of an opinion of counsel to the Company that such transfer is exempt from registration under the Securities Act and under applicable state securities laws.

4.  Permitted Transfers.
    -------------------

         Notwithstanding any other provisions of this Agreement to the contrary, Subscriber or his personal representative may at any time, or from time to time, make a bona fide intervivos gift, testamentary bequest, or other transfer of his Shares to his wife, children, spouses of children, grandchildren and siblings ("Family Members"), provided that, in the case of a transfer to Family Members, the transferee agrees in writing to assume performance of and be bound by the terms and conditions of this Subscription Agreement.

5. Subscriber's Representations and Warranties.
   --------------------------------------------

         Subscriber represents and warrants that:

         (a) Subscriber has received, has carefully read and understands the Disclosure Statement;

         (b) Subscriber has been furnished with all additional documents and information which Subscriber has requested;

         (c) Subscriber has had the opportunity to ask questions of and received answers from the Company concerning the Company and the Shares and to obtain any additional information necessary to verify the accuracy of the information furnished;

         (d) Subscriber has relied only on the foregoing information and documents in determining to make this subscription;

         (e) The Disclosure Statement and other information furnished by the Company do not constitute investment, accounting, legal or tax advice and Subscriber is relying on professional advisers for such advice;

         (f) All documents, records and books pertaining to Subscriber's investment have been made available for inspection by Subscriber and by Subscriber's attorney, and/or Subscriber's accountant and/or Subscriber's Subscriber representative, and the relevant books and records of the Company will be available upon reasonable notice, for inspection by investors during reasonable business hours at the Company's principal place of business;

         (g) Subscriber and Subscriber's advisors (which advisors do not include the Company or its principals, representatives or counsel) have such knowledge and experience in legal, financial and business matters as to be capable of evaluating the merits and risks of investing in the Company and of making an informed investment decision;

         (h) Subscriber understands, acknowledges and agrees that the Company is relying solely upon the representations and warranties made herein in determining to sell Subscriber the Shares;

         (i) The Subscriber has not paid or given any commission or other remuneration in connection with the purchase of the Shares; and

         (j) The Subscriber understands the meaning and legal consequences of the foregoing representations and warranties. The Subscriber certifies that each of the foregoing representations and warranties is true and correct as of the date hereof and shall survive the execution hereof and the purchase of the Shares.

6. Subscription Irrevocable by Subscriber.
   ---------------------------------------

         This Subscription Agreement is not, and shall not be, revocable by Subscriber.

7. Indemnification and Hold Harmless.
   ----------------------------------

         The Subscriber agrees that if the Subscriber breaches any agreement, representation or warranty the Subscriber has made in this Agreement, the Subscriber agrees to indemnify and hold harmless the Company and its directors, officers, employees, shareholders, financial advisors, attorneys and accountants against any claim, liability, loss, damage or expense (including, without limitation, attorneys' fees and other costs of investigating and litigating claims) caused, directly or indirectly, by the Subscriber's breach.

8. Demand Registration Right.
   -------------------------

         During the twenty four month period beginning on the date hereof, Subscriber shall have the right exercisable by written notice to the Company, to have the Company prepare, file and use its reasonable efforts to have declared effective, as soon as practicable after the written notice, by the Securities and Exchange Commission (the "SEC") a registration statement on Form S-1 (or if available Form S-3) or other applicable form (or any successor form) and such other documents, including a prospectus, as may be necessary to comply with the applicable provisions of all federal and state securities laws, so as to permit a public offering and sale of such number of shares of the Company requested to be registered in such written notice and to keep such registration statement effective until the earlier of (i) the date on which all such shares as are included in the registration statement have been distributed to the public pursuant to the registration statement and (ii) 90 days after the registration statement is first declared effective by the SEC. The Company shall be required to effect a total of only one such registration.

9. Miscellaneous.
   -------------

         (a) This Subscription Agreement states the entire understanding between the parties with respect to the subject matter hereof, and supersedes all prior oral and written communications and agreements, and all contemporaneous oral communications and agreements, with respect to the subject matter hereof.

         (b) This Subscription Agreement shall bind, benefit, and be enforceable by and against each party hereto and its successors, assigns, heirs, administrators and executors. This Agreement in not transferable or assignable by the Subscriber. The agreements, representations and warranties contained herein shall be deemed to be made by and be binding upon the Subscriber and such Subscriber's heirs, executors, administrators, other personal representatives, and their respective successors and permitted assigns.

         (c) If any provision of this Subscription Agreement is construed to be invalid, illegal or unenforceable, then the remaining provisions hereof shall not be affected thereby and shall be enforceable without regard thereto.

         (d) Article and section headings in this Subscription Agreement are for convenience of reference only, do not constitute a part of this Subscription Agreement, and shall not affect its interpretation.

         (e) Words used in this Subscription Agreement shall be construed to be of such number and gender as the context requires or permits. Unless a particular context clearly provides otherwise, the words "hereof" and "hereunder" and similar references refer to this Subscription Agreement in its entirety and not to any specific Section or subsection.

         (f) THIS SUBSCRIPTION AGREEMENT IS MADE UNDER, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED SOLELY THEREIN, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

         (g) Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address. Notices to the Company shall be addressed to 515 Pennsylvania Avenue, Fort Washington, PA 19034, Attention: President.

         (h) This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the date set forth below.



- -------------------------------------
Michael J. Barrist                    Subscription:  I hereby subscribe for, and
                                      agree to purchase [2.667%] Shares at an
                                      aggregate Purchase Price of $2,000,000.

Residence/Domicile:


- -------------------------------------
Street Number and Street


- -------------------------------------
City/State/Zip Code


- -------------------------------------
Telephone Number


- -------------------------------------
Social Security/Taxpayer
Identification Number(s)

         The Company hereby accepts the foregoing subscription as of February 14, 2001.

                                        NCO PORTFOLIO MANAGEMENT, INC.

                                        By:
                                           -------------------------------------
                                           Michael J. Barrist
                                           President

                                   EXHIBIT "A"

                               ACCREDITED INVESTOR


An Accredited Investor is one who meets one of the following criteria:

         1. An individual whose net worth or joint net worth with a spouse (including homes, furnishings, etc.) exceeds $1,000,000.

         2. An individual who had gross income in excess of $200,000 in 1999 and 2000 and expects the same in 2001.

         3. An individual whose joint gross income with a spouse exceeded $300,000 in 1999 and 2000 and expects the same in 2001.